SUMMARY PROSPECTUS April 15, 2014

AllianceBernstein Concentrated Growth Fund

Ticker: Class A–WPASX; Class C–WPCSX; Class R–WPRSX; Class K–WPSKX; Class I–WPSIX; Class Z–WPSZX; Advisor Class–WPSGX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated April 15, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

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INVESTMENT OBJECTIVE:

The investment objective of the Fund is to earn capital gains.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 13 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 48 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Fee Waiver	(.20)%	(.20)%	(.20)%	(.20)%	(.20)%	(.20)%	(.20)%

Net Management Fees(c)	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None	None
Other Expenses:
Transfer Agent	.15%	.17%	.15%	.26%	.20%	.12%	.02%
Other Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Total Other Expenses(d)	1.65%	1.67%	1.65%	1.76%	1.70%	1.62%	1.52%

Total Annual Fund Operating Expenses	2.70%	3.47%	2.45%	3.06%	2.75%	2.42%	2.32%

Fee Waiver and/or Expense Reimbursement(e)	(1.46)%	(1.48)%	(1.46)%	(1.57)%	(1.51)%	(1.43)%	(1.33)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	1.99%	.99%	1.49%	1.24%	.99%	.99%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	The Management Fee is 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the Management Fee until March 1, 2016. This fee waiver supplements the Fee Waiver and/or Expense Reimbursement stated below and is not subject to reimbursement by the Fund.

(d)	Total other expenses are based on estimated amounts for the current fiscal year.

(e)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through March 1, 2016 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may be terminated after March 1, 2016 upon 60 days’ prior notice by the Adviser.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$546	$302	$101	$152	$126	$101	$101
After 3 Years	$953	$781	$474	$640	$557	$471	$460
After 5 Years	$1,536	$1,540	$1,032	$1,321	$1,176	$1,022	$990
After 10 Years	$3,114	$3,542	$2,555	$3,144	$2,850	$2,529	$2,442

For the share class listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

Class C
After 1 Year	$202
After 3 Years	$781
After 5 Years	$1,540
After 10 Years	$3,542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

PRINCIPAL STRATEGIES:

The Adviser seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).

PRINCIPAL RISKS:

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the

Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Products & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

The information shown below reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc. and that fund’s predecessor (together the “Predecessor Fund”). Effective as of the close of business on February 28, 2014 the W.P. Stewart & Co. Growth Fund was reorganized into the Fund. The Predecessor Fund and the Fund have identical investment objectives and strategies and the same portfolio management team.

Bar Chart

The annual returns in the bar chart are for the Predecessor Fund’s shares, which were reorganized into Advisor Class shares of the Fund on February 28, 2014, and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Best Quarter was up 17.10%, 1st quarter, 2012; and Worst Quarter was down -20.33%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	30.31%	17.61%	7.36%
Class C*	Return Before Taxes	35.09%	17.76%	7.01%
Advisor Class**	Return Before Taxes	36.44%	18.94%	8.09%

	Return After Taxes on Distributions	36.44%	18.93%	7.44%

	Return After Taxes on Distributions and Sale of Fund Shares	20.62%	15.46%	6.60%
Class R*	Return Before Taxes	35.76%	18.34%	7.57%
Class K*	Return Before Taxes	36.10%	18.64%	7.82%
Class I*	Return Before Taxes	36.44%	18.94%	8.09%
Class Z*	Return Before Taxes	36.44%	18.94%	8.09%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		32.39%	17.94%	7.41%

*	Inception dates for Class A, Class C, Class R, Class K, Class I and Class Z shares: February 28, 2014. Performance information for periods prior to the inception of Class A, Class C, Class R, Class K, Class I and Class Z shares is the performance of the Fund’s Advisor Class shares and is adjusted to reflect the respective expense ratios of the Class A, Class C, Class R, Class K, Class I and Class Z shares.

**	After-tax returns:

–	Are shown for Advisor Class shares only and will vary for the other classes of shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER:

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James Tierney	Since Inception	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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